Sterling Construction Company, Inc.









Q2'20 Earnings Call

August 4, 2020

Disclosure: Forward-Looking Statements

This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: the scope and duration of the COVID-19 pandemic and its continuing impact on national and global economic conditions; and our business strategy; financial strategy; and plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management's assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward- looking statements due to factors listed in the "Risk Factors" section in our filings with the U.S. Securities and Exchange Commission ("SEC") and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

This presentation contains the financial measures "EBITDA," "Adjusted EBITDA," and "Adjusted EPS," which are not calculated in accordance with U.S. GAAP. A reconciliation of the non-GAAP financial measures EBITDA, Adjusted EBITDA, and Adjusted EPS to the most directly comparable GAAP financial measure has been provided in the Appendix to this presentation.

Second Quarter 2020 Highlights

- All of our businesses deemed “Essential Critical Infrastructure”[1].
- Minimal impact from COVID-19 in Q2'20 across all three of our business segments.
- Our Strategy continues to produce results and reduce risk.
- We continue to serve all our customers.
- Record EBITDA and strong operating cash flow.

(1) Per the National Cybersecurity and Infrastructure Agency

Sterling Construction Company, Inc.

Second Quarter 2020 Results

- Revenues increased to $400.0 million from $264.1 million in Q2'19, primarily attributable to the inclusion of three months of revenue from Plateau operations.
- Gross margin increased 524 basis points to 14.9% from 9.7% in Q2'19.
- EBITDA was $41.2 million in Q2'20, a 169% increase over $15.3 million in Q2'19.
- Year-to-date generated $52.3 million in cash from operations, compared to cash burn of $4.3 million and $7.9 million in Q2'19 and Q2'18, respectively.
- Cash and cash equivalents were $70.6 million at quarter end.
- Combined Backlog and associated margin were $1.57 billion and 11.7% at quarter end.

Sterling Construction Company, Inc.

Backlog Growth And Margin Improvement

	June 30, 2020		December 31, 2019		Book to Burn In 2020
	Amount	Margin %	Amount	Margin%	
Backlog	$1,134 million	12.9%	$1,068 million	11.5%	1.11X
Combined Backlog	$1,571 million	11.7%	$1,342 million	11.0%	1.37X

- Backlog reaches $1.13 billion, up 6% from the end of 2019.
- Combined Backlog which includes unsigned low-bid awards reaches $1.57 billion.
- Backlog gross margin increased 140 bps to 12.9% and Combined Backlog gross margin increased 70 bps to 11.7% from end of 2019.

Consolidated Results

($MM)	Q2 2020	Q1 2020	Q2 2019
Revenues	$400.0	$296.7	$264.1
Gross Profit	59.6	35.2	25.5
Gross Margin	*14.9%*	*11.9%*	*9.7%*
SG&A	(18.5)	(17.6)	(10.2)
SG&A as % of Revenues	*(4.6)%*	*(5.9)%*	*(3.9)%*
Intangible Asset Amortization	(2.9)	(2.8)	(0.6)
Other Operating Expense, net	(5.2)	(2.7)	(3.5)
Operating Income	33.0	12.1	11.2
Interest Expense, net	(7.5)	(7.7)	(2.6)
Income Tax Expense	(7.2)	(1.2)	(0.7)
Noncontrolling interest	(0.1)	(0.1)	0.0
Net Income to STRL	$18.2	$3.1	$7.8
Diluted EPS	$0.65	$0.11	$0.29
EBITDA	$41.2	$20.3	$15.3
Cash Flows from Operating Activities	$41.5	$10.8	$14.9

- Overall variations from 2019 were driven by the October 2, 2019 acquisition of Plateau and the related acquisition refinancing and changes in the tax NOL accounting in Q4 2019.
- The Q2 2020 gross margin improvement over Q1 2020 was due to:
  - A higher margin mix of work and higher volumes for Plateau;
  - Seasonally slow first quarter revenues results in a higher level of under absorbed fixed costs; and,
  - Improved gross profits and margins in each of Sterling's legacy units; Heavy Civil, Commercial and Residential.
- The increase in Q2 2020 Other Operating Expense was driven by a higher mix of gross profit generated by Sterling's 50% owned subsidiaries which resulted in an increased amount of income sharing expense.
- The effective income tax rate in 2020 is 28%, of which the cash portion is expected to be 6%, essentially State income taxes. The effective income tax rate in 2019 of 8% reflects the impact of the NOL utilization.

Segment Results

($MM)	Q2 2020	% of Revenue	Q2 2019	% of Revenue
Revenue				
Heavy Civil	$220.4	55%	$200.2	75%
Specialty Services	$135.7	34%	$27.9	11%
Residential	$43.9	11%	$36.0	14%
Total Revenue	**$400.0**		**$264.1**	
Operating Income				
Heavy Civil	$3.9	1.8%	$5.7	2.9%
Specialty Services	$23.2	17.1%	$0.9	3.1%
Residential	$6.0	13.8%	$4.8	13.4%
Subtotal	**$33.2**	8.3%	**$11.4**	4.3%
Acquisition related costs	$(0.1)		$(0.3)	
Total Operating Income	**$33.0**	8.3%	**$11.2**	4.2%

- **Heavy Civil**
  - Revenues increased 10% reflecting the increasing backlog.
  - Gross profit and gross margin improved year over year.
  - The decrease in operating income was the result of increased gross profit from our 50% owned subsidiaries which drove higher margins, but also drove higher members interest expense of $1.8M. Heavy Civil also had additional costs associated with COVID-19 pandemic impacts during the quarter.
- **Specialty Services**
  - Revenues from Plateau totaled $105.6 million benefiting from its record backlog at the beginning of the quarter and poor March 2020 weather pushing work into Q2 2020.
  - Commercial revenues increased 8% to $30.1 million.
  - Operating income and margin growth were driven by the inclusion of Plateau.
- **Residential**
  - Revenues increased as heavy rain in March 2020 pushed work into Q2 2020.
  - Houston is continuing to gain scale and accounted for 14% of the slab volume in Q2 2020 compared to 6% in Q2 2019.
  - Second quarter COVID-19 related impact was not as severe as its customers expected at the beginning of Q2 2020.
  - Operating margins improved with the continued ramp-up of our Houston expansion.

Increased EBITDA and Cash Flow Drives De-levering Strategy


Forward Looking EBITDA Debt Coverage Ratio
4
3.5
3
2.5
2
1.5
1
0.5
0
3.5X
3.2X
3.0X
2.5X
Pro Forma Q3 2019
6/30/2020A
12/31/2020E
12/31/2021E

EBITDA coverage targeted to be 2.5X or less by the end of 2021

October 2019 Five Year Credit Facility (the "Facility")

- $400M Term Loan Facility
- $75M Revolving Credit Facility
- Facility proceeds of $400M to acquire Plateau on October 2, 2019
- Facility structured to reduce total funded debt EBITDA coverage from an initial 3.5X to 2.5X or less coverage by the end of 2021.
- No penalty for Facility prepayments.

Key cash flow Considerations

- Cash flows from operations were $52.3M for the six months ended June 30, 2020 compared to $(4.3)M for the comparable prior year period.
- 2020 EBITDA guidance of $125M to $135M; Actual EBITDA of $61.5M for the six months of 2020.
- Additional 2020 noncash expenses expected to be in the $25M to $29M range (NOL utilization, stock based compensation, noncash interest expense, etc.).
- Scheduled debt payments total $52M in 2020 and $50M in 2021.
- More cash flow modeling considerations provided in the appendix.

Sterling Construction Company, Inc.

Forward Looking Business Fundamentals Remain Strong

- Record Combined Backlog and margin in Backlog at quarter end, despite COVID related headwinds.

- Solid liquidity position that continues to strengthen throughout the remainder of the year with continued strong EBITDA and cash flow generation.

- A resilient team that has shown the ability to adjust quickly in a rapid changing environment.

- COVID impacts to our end-markets, specifically within our Residential space, have been less severe to date than anticipated. Going forward we do not foresee any major hurdles to clear in relation to COVID-19. However, with the continuing volatility of the COVID-19 pandemic, significant incremental pandemic impacts could keep us from achieving our 2020 guidance.

Reinstating 2020 Guidance

- **We now expect FY 2020 revenues of between $1.415 billion and $1.430 billion.**
  - This 26% projected revenue growth is a result of our year-to-date performance, the anticipated contribution from Plateau, and our record high Combined Backlog, along with our view on current booking trends and market strength.
- **2020 adjusted net income mid-point guidance of $42.5 million, growing 73% or $18.0 million over 2019.**
  - Attributable to a full year of contribution from Plateau, record high Combined Backlog margin, continued mix shift to higher value add projects, and improved project execution.
  - Adjusted net income guidance includes an effective income tax rate of approximately 28%. This rate includes non-cash income tax expense of approximately $12.8 million ($0.46 per diluted share).
- **Mid-point expected adjusted EBITDA of $130.0 million.**
  - More than double FY 2019 adjusted EBITDA.
  - Reflects the above factors that influence both revenue and net income.
- **Mid-point expected adjusted diluted EPS of $1.52.**
  - Assuming 28 million dilutive weighted average shares outstanding.

Contact Us


CAT
11-57

Company Representative
Sterling Construction Company, Inc.

Ron Ballschmiede
Chief Financial Officer
281-214-0777

Investor Relations Advisors
The Equity Group Inc.

Fred Buonocore, CFA
Senior Vice President
212-836-9607
fbuonocore@equityny.com

Mike Gaudreau
Associate
212-836-9620
mg@equityny.com

Sterling Construction Company, Inc.

Appendix

Strategy Driving Profitable Growth


Revenue
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
CAGR: 17.9%
2015
2016
2017
2018
2019
2020E


Gross Margin vs. Revenue Growth
600%
500%
400%
300%
200%
100%
0%
Gross Profit CAGR: 36.5%
2015
2016
2017
2018
2019
2020E
Revenue Growth
Gross Profit Growth


Record Combined Backlog with Improving Margins
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
13%
11%
9%
7%
5%
CAGR: 10.4%
2015
2016
2017
2018
2019
6/30/2020
Combined Backlog
Gross Margin in Combined Backlog


Adjusted EBITDA
$140
$120
$100
$80
$60
$40
$20
$0
CAGR: 127.3%
2015
2016
2017
2018
2019
2020E

Dollar amounts in millions

Sterling Construction Company, Inc.

Modeling Considerations*

Revenue	$1,415 - $1,430
Gross Margin	13% - 14%
G&A Expense as % of Revenue	5%
Other Expense Net	$14 - $16
JV Non-Controlling Interest Expense	$1.5 - $2
Adjusted Net Income**	$41 - $44
Adjusted Diluted EPS**	$1.46 - $1.57
Expected Dilutive Shares Outstanding	28.0 million


Adjusted Diluted EPS
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.90
$1.52
68% y/y growth at the midpoint of guidance
2019
2020E

*Dollars in millions except for dilutive EPS
**Excludes $1-$2 million of non-recurring acquisition related expense

Modeling Considerations* (Continued)

Depreciation and Amortization	$34 - $36
CAPEX (net of disposals)	$25 - $30
Adjusted EBITDA**	$125-$135
Effective Income Tax Rate***	28%

Three Year Revenue Growth Expectations:

Heavy Civil – Hard Bid	2%-3%
Heavy Civil – Alternative Delivery	3%-5%
Specialty Services	5%-7%
Residential	5%-6%



Adjusted EBITDA
$140
$120
$100
$80
$60
$40
$20
$0
$62.0
$130.0
110% y/y growth at the midpoint of guidance
2019
2020E

*Dollars in millions
**Excludes $1-$2 million of non-recurring acquisition related expense
***Of the expense, only $4.6 million is anticipated to be cash taxes

Sterling Construction Company, Inc.

Modeling Considerations - Cash Flow

($MM)

NON-CASH ITEMS	Q2 2020 YTD	Q2 2019 YTD	FY 2020 Expectations	FY 2019
Depreciation	$10.8	$7.3	$23 to $24	$15.9
Intangible Amortization	$5.7	$1.2	$11 to $12	$4.8
Debt Issuance Cost Amortization	$1.8	$1.6	$3-$4	$3.4
Stock-based Compensation	$6.2	$1.7	$10 to $12	$3.8
Federal Income Taxes	$6.2	$0.8	21% of Pretax Income	Nil

OTHER ITEMS	Q2 2020 YTD	Q2 2019 YTD	FY 2020 Expectations	FY 2019
Interest Expense, including Debt Issuance	$15.4	$6.0	$30 to $31	$16.7
CAPEX, net of Divestitures	13.8	4.1	$25 to $30 (1)	$14.1
Changes in net Operating Assets and Liabilities (2)	$0.4	$(26.1)	Nil	$(3.9)

(1) Wide range as actual spending is dependent on how the COVID-19 uncertainties play out for the balance of 2020.

(2) While Sterling will experience quarterly seasonal variations throughout 2020, we do not anticipate a significant change for the full year.

Sterling Construction Company, Inc.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data [1]
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Three Months Ended June 30, 2020		
	As Reported (GAAP)	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 400,038	$ —	$ 400,038
Cost of revenues	(340,439)	—	(340,439)
Gross profit	59,599	—	59,599
General and administrative expense	(18,451)	—	(18,451)
Intangible asset amortization	(2,866)		(2,866)
Acquisition related costs	(139)	139	—
Other operating expense, net	(5,097)	—	(5,097)
Operating income	33,046	139	33,185
Interest income	24	—	24
Interest expense	(7,557)	—	(7,557)
Income before income taxes	25,513	139	25,652
Income tax expense [2]	(7,248)	(39)	(7,287)
Net income	18,265	100	18,365
Less: Net income attributable to noncontrolling interests	(55)	—	(55)
Net income attributable to Sterling common stockholders	$ 18,210	$ 100	$ 18,310
Net income per share attributable to Sterling common stockholders:			
Basic	$ 0.65	$ 0.01	$ 0.66
Diluted	$ 0.65	$ —	$ 0.65
Weighted average common shares outstanding:			
Basic	27,941		27,941
Diluted	27,957		27,957

(1) The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau, net of tax. This presentation is considered a non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

(2) Adjusted Non-GAAP income tax expense of $7,287 includes non-cash federal income tax expense of $5,349.

Sterling Construction Company, Inc.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data (1)
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Three Months Ended June 30, 2019		
	As Reported (GAAP)	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 264,086	$ —	$ 264,086
Cost of revenues	(238,590)	—	(238,590)
Gross profit	25,496	—	25,496
General and administrative expense	(10,174)	—	(10,174)
Intangible asset amortization	(600)		(600)
Acquisition related costs	(262)	262	—
Other operating expense, net	(3,276)	—	(3,276)
Operating income	11,184	262	11,446
Interest income	291	—	291
Interest expense	(2,904)	—	(2,904)
Income before income taxes	8,571	262	8,833
Income tax expense	(706)	—	(706)
Net income	7,865	262	8,127
Less: Net income attributable to noncontrolling interests	(37)	—	(37)
Net income attributable to Sterling common stockholders	$ 7,828	$ 262	$ 8,090
Net income per share attributable to Sterling common stockholders:			
Basic	$ 0.30	$ 0.01	$ 0.31
Diluted	$ 0.29	$ 0.01	$ 0.30
Weighted average common shares outstanding:			
Basic	26,338		26,338
Diluted	26,623		26,623

(1) The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau, net of tax. This presentation is considered a non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data [1]
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Six Months Ended June 30, 2020		
	As Reported (GAAP)	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 696,726	$ —	$ 696,726
Cost of revenues	(601,882)	—	(601,882)
Gross profit	94,844	—	94,844
General and administrative expense	(36,055)	—	(36,055)
Intangible asset amortization	(5,703)		(5,703)
Acquisition related costs	(612)	612	—
Other operating expense, net	(7,325)	—	(7,325)
Operating income	45,149	612	45,761
Interest income	123	—	123
Interest expense	(15,360)	—	(15,360)
Income before income taxes	29,912	612	30,524
Income tax expense [2]	(8,432)	(173)	(8,605)
Net income	21,480	439	21,919
Less: Net income attributable to noncontrolling interests	(155)	—	(155)
Net income attributable to Sterling common stockholders	$ 21,325	$ 439	$ 21,764
Net income per share attributable to Sterling common stockholders:			
Basic	$ 0.77	$ 0.01	$ 0.78
Diluted	$ 0.76	$ 0.02	$ 0.78
Weighted average common shares outstanding:			
Basic	27,794		27,794
Diluted	27,887		27,887

(1) The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau, net of tax. This presentation is considered a non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

(2) Adjusted Non-GAAP income tax expense of $8,605 includes non-cash federal income tax expense of $6,396.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data [(1)]
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Six Months Ended June 30, 2019		
	As Reported (GAAP)	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 488,035	$ —	$ 488,035
Cost of revenues	(443,036)	—	(443,036)
Gross profit	44,999	—	44,999
General and administrative expense	(22,063)	—	(22,063)
Intangible asset amortization	(1,200)		(1,200)
Acquisition related costs	(262)	262	—
Other operating expense, net	(5,570)	—	(5,570)
Operating income	15,904	262	16,166
Interest income	655	—	655
Interest expense	(5,964)	—	(5,964)
Income before income taxes	10,595	262	10,857
Income tax expense	(869)	—	(869)
Net income	9,726	262	9,988
Less: Net income attributable to noncontrolling interests	(83)	—	(83)
Net income attributable to Sterling common stockholders	$ 9,643	$ 262	$ 9,905
Net income per share attributable to Sterling common stockholders:			
Basic	$ 0.37	$ 0.01	$ 0.38
Diluted	$ 0.36	$ 0.01	$ 0.37
Weighted average common shares outstanding:			
Basic	26,357		26,357
Diluted	26,657		26,657

(1) The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau, net of tax. This presentation is considered a non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data [1]
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Year Ended December 31, 2019		
	As Reported (GAAP) [2]	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 1,126,278	$ —	$ 1,126,278
Cost of revenues	(1,018,484)	—	(1,018,484)
Gross profit	107,794	—	107,794
General and administrative expense	(49,200)	—	(49,200)
Intangible asset amortization	(4,695)		(4,695)
Acquisition related costs	(4,311)	4,311	—
Other operating expense, net	(11,837)	—	(11,837)
Operating income	37,751	4,311	42,062
Interest income	1,142	—	1,142
Interest expense	(16,686)	—	(16,686)
Loss on extinguishment of debt	(7,728)	7,728	—
Income before income taxes	14,479	12,039	26,518
Income tax expense	26,216	(27,398)	(1,182)
Net income	40,695	(15,359)	25,336
Less: Net income attributable to noncontrolling interests	(794)	—	(794)
Net income attributable to Sterling common stockholders	$ 39,901	$ (15,359)	$ 24,542
Net income per share attributable to Sterling common stockholders:			
Basic	$ 1.50	$ (0.58)	$ 0.92
Diluted	$ 1.47	$ (0.57)	$ 0.90
Weighted average common shares outstanding:			
Basic	26,671		26,671
Diluted	27,119		27,119

(1) The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau (including related refinancing) and non-cash taxes. This presentation is considered a non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

(2) Includes a fourth quarter charge for a legacy project of $10.2 million or $0.36 per diluted share based on 28,201 weighted average common shares outstanding in the quarter.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
EBITDA Reconciliation
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2020	2019	2020	2019
Net income attributable to Sterling common stockholders	$ 18,210	$ 7,828	$ 21,325	$ 9,643
Depreciation and amortization	8,256	4,171	16,541	8,473
Interest expense, net of interest income	7,533	2,613	15,237	5,309
Income tax (benefit) expense	7,248	706	8,432	869
EBITDA [1]	41,247	15,318	61,535	24,294
Acquisition related costs	139	262	612	262
Adjusted EBITDA [2]	$ 41,386	$ 15,580	$ 62,147	$ 24,556

(1) The Company defines EBITDA as GAAP net income (loss) attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense, taxes, and loss on extinguishment of debt.

(2) Adjusted EBITDA excludes the impact of acquisition related costs.